SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2004

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission	(IRS Employer
File Number)	Identification No.)

110 Rio Robles
San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)

(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Covad Communications Group, Inc. dated January 5, 2004

ITEM 12: Disclosure of Results of Operations and Financial Condition.

On January 5, 2004, Covad Communications Group, Inc. issued a press release announcing its subscriber line count as of December 31, 2003 and confirming its financial guidance for the fourth quarter of 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2004

	By:	/s/ James A. Kirkland

James A. Kirkland Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Covad Communications Group, Inc. dated January 5, 2004